           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 11th day of October , 2002.

                                        /s/Timothy R. Schwertfeger
                                        --------------------------
                                        Timothy R. Schwertfeger

STATE OF    ILLINOIS              )
        ----------------
                                  )SS
COUNTY OF       COOK              )
          --------------

On this 11th day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

(SEAL)                                  /s/Jose A. Visaya
                                        -----------------
                                        Notary Public

My Commission Expires:  May 15, 2002

            NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

----------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 22nd day of October, 2002.

                                                     /s/ Anne E. Impellizzeri
                                                     ------------------------
                                                     Anne E. Impellizzeri

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                 /s/ Virginia L. Corcoran
Notary Public, State of Illinois                     ------------------------
My Commission Expires:  10/27/05                     Notary Public

            NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

----------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 22nd day of October, 2002.

                                                   /s/ Peter R. Sawers
                                                   -------------------
                                                   Peter R. Sawers

STATE OF      ILLINOIS                 )
        ------------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                               /s/ Virginia L. Corcoran
Notary Public, State of Illinois                   ------------------------
My Commission Expires:  10/27/05                   Notary Public

            NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

----------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD
R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 22nd day of October, 2002.

                                                      /s/ William J. Schneider
                                                      ------------------------
                                                      William J. Schneider

STATE OF    OHIO                       )
        ----------
                                       )SS

COUNTY OF   MONTGOMERY                 )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Rita A. Hughes                                        /s/ Rita A. Hughes
Notary Public, in and for the State of Ohio           ------------------
My Commission Expires:  5/4/06                        Notary Public

          NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set her hand this 22nd day of October, 2002.

                                                      /s/ Judith M. Stockdale
                                                      -----------------------
                                                      Judith M. Stockdale

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                   /s/ Virginia L. Corcoran
Notary Public, State of Illinois                       ------------------------
My Commission Expires:  10/27/05                       Notary Public

            NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 22nd day of October, 2002.

                                                      /s/ Lawrence H. Brown
                                                      ---------------------
                                                      Lawrence H. Brown

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                   /s/ Virginia L. Corcoran
Notary Public, State of Illinois                       ------------------------
My Commission Expires:  10/27/05                       Notary Public

            NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND
         NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY TAX-FREE ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA TAX-FREE ADVANTAGE MUNICIPAL FUND
           NUVEEN INSURED NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
          NUVEEN INSURED PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
            NUVEEN INSURED VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                                POWER OF ATTORNEY

------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organizations, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, JESSICA R. DROEGER, THOMAS S. HARMAN, LARRY W. MARTIN and GIFFORD R. ZIMMERMAN, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organizations has hereunto set his hand this 22nd day of October, 2002.

                                             /s/ Robert P. Bremner
                                             ---------------------
                                             Robert P. Bremner

STATE OF    ILLINOIS                   )
        ----------------
                                       )SS

COUNTY OF       COOK                   )
          --------------

On this 22nd day of October, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                                   /s/ Virginia L. Corcoran
Notary Public, State of Illinois                       ------------------------
My Commission Expires:  10/27/05                       Notary Public